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                                                                   EXHIBIT 10.25

                       TOYOTA FINANCE AUSTRALIA LIMITED
                               A C N 002 435 181
               Registered Office: Level 11, 55 Lavender Street,
                             Milsons Point, N.S.W.

The Hirer and Dealer each hereby declare that before the Hirer signed this offer he received from the Dealer a duly completed written statement under Section 3(1) of the Hire-Purchase Act 1959 and the summary of the Hirer's financial obligations shown in the statement does not differ from that shown hereunder.

(Signature of Dealer) /s/                   Signature of Hirer /s/
                     ___________________                       _________________

TO: TOYOTA FINANCE AUSTRALIA LIMITED (herein referred to as "you").
FROM: The person(s) and/or company named below as HIRER (also herein referred to as "I" and "me") offers to hire from you the goods described in the Schedule at the rent stated therein on the Terms and Conditions set out below and on the back hereof.

HIRER
NAME:     Total Energy Systems Ltd.
      ------------------------------------------------------
ADDRESS: 3/RD/ Floor, 172 Edward, Brisbane 4000
        ----------------------------------------------------
TRADING AS:
           _________________________________________________

                                    SCHEDULE

Description of Goods:

New Secondhand *Hirer to initial if secondhand.

Make: Toyota                       Model                    4 Runner

Body: RN6                          Auto/Man NVIC No. _________

Reg. No. 9AC 164                   Colour     White

Engine No.  3VZ0738775             Opt. Equip.________________

Description of Goods Traded-In to Dealer

Make: _______________              Model ____________________

Reg. No._____________              Engine No.________________

Value of Goods Traded-In__________   $_______________

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Less Amount owing to _________________     $_______________

Net Trade-In Allowance                     $_________________

Rent installments payable during the hiring which is deemed to commence on the date on which this offer is dated.

Section 1 48 payments of $918.91 each followed by ____ payments of $ - each payable monthly commencing 15 11 94.

Section 2 _____ quarterly payments of $ - each
          _____ half-yearly payments of $ - each
          _____ yearly payments of $ - each
commencing ___/___/19__.

OR One Payment of $ - on ___/___/19___
   One Payment of $ - on ___/___/19___
   One Payment of $ - on ___/___/19___

Cash Price                                            $38,760.00

Less Deposit
     Money                        $3,876.00
     From Dealer's
     Trade-In Allowance           $__________           3,876.00
                                                      ----------
Residue                                               $34,884.00

Add Stamp Duty
     Maintenance
     Freight
     Vehicle Registration Fees
     Agreement Registration Fees                           12.00
                                                      ----------
Sub-Total (a)                                         $34,896.00
Add Insurance
     (Comprehensive)              $   -
                                  ---------
     (Consumer Credit)            $   -
                                  ---------
     (Mechanical
      Breakdown)                  $   -                        -
                                  ---------           ----------

Sub-Total (b)                                         $34,896.00

Add Terms Charges                                       8,971.68
                                                      ----------
Total Rent                                            $43,867.68
                                                      ----------
Add Deposit As Above                                   $3,876.00
                                                      ----------


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TOTAL AMOUNT PAYABLE                                  $47,743.68

I AGREE to be bound by the provisions of this offer including those overleaf.

INDIVIDUAL
SIGNED by ________________________
               (Name)
in the presence of _________________  _______________________
                                              Signature
____________________________________
    Witness Signature


PARTNERSHIP/FIRM
SIGNED BY 1. _____________________  1. ________________________
                                        Partner's Signature
2. _______________________________
3. _______________________________  2. _______________________
     (Partners' Names)                  Partner's Signature
trading as _______________________  3. ________________________
in the presence of _______________       Partner's Signature

COMPANY

THE COMMON SEAL OF Total Energy Systems Ltd.
                   ------------------------
                    Company Name   ACN 010 876 150

was hereunto duly affixed by the authority of the Board of Directors in the presence of _________________.

/s/                                 /s/
_______________________________     _________________________________
       Director                               Director

                            MEMORANDUM OF ACCEPTANCE

The Owner hereby accepts this offer this 21/st/ day of November, 1994 FOR AND ON BEHALF OF TOYOTA FINANCE AUSTRALIA LIMITED.


                         /s/
                         _____________________________________
                                    Authorised Officer

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TERMS AND CONDITIONS by which I the hirer by my signature agree to be bound.

1. You may accept my offer by completing the Memorandum of Acceptance. Acceptance shall be binding without notice to me and shall be entirely at your discretion. No prior act including your acquisition of the Goods (in or over which I warrant have no present proprietary or contractual right) the delivery of the goods or any payment shall amount to an acceptance or oblige you to hire or dispose of the Goods to me. You may supply me with a copy of this agreement upon your acceptance by putting such copy in the post addressed to me at my address shown on the face hereof.

2. I agree to pay to you (a) in consideration of the option in clause 11 the deposit stated in the Schedule the money portion to be paid to you or to the Dealer with instructions to account to you therefor; the balance (if any) (shown in the Schedule as "From Dealer's Trade-In Allowance") to be provided by my instructing the Dealer to account to you for the same out of any such allowance made by the Dealer to me; (b) until the hiring is determined the rent stated in the Schedule.

3. I agree: (a) To Keep the goods in good order and repair (but I shall be prohibited from creating any lien or pledging your credit and I shall notify any potential repairer of this prohibition). (b) To indemnify you against loss which shall be the Total Rent stated in the Schedule less (i) rent instalments paid;
(ii) statutory rebates as at the time of my meeting this indemnity and (iii) the value (if any) of the salvage arising from the total or substantial destruction or loss (including lwdful forfeiture) of the Goods. (c) To insure the goods and during the hiring to keep them insured with an approved insurer (in accordance with Section 20 of the Act) under enforceable policies not subject to any non-disclosure misrepresentation or breach of warranty in your name as owner to the extent of your interest and in my name as hirer for the full insurable value against fire, accident and theft and such other risks as you may require such policies to be in the form and containing such terms and conditions and exceptions you would require if you were arranging the insurance and to pay all premiums on the due date and to produce proof of payment within 7 days of such date. I understand that you will account to insurers on my behalf for any amount shown as Insurance in the Schedule but it shall be my sole responsibility to ensure that insurance is arranged in compliance with this sub-clause and that the correct premium is paid. (d) That you shall be entitled to receive all refunds or rebates of premiums (except any "no claim" or similar rebate), and all money payable to me or us by the insurer under the relevant policy or by any other person in respect of damage to or loss of the Goods and I appoint you my attorney to recover and/or compromise in my and/or our respective names any claim for loss or damage under the policy or otherwise to give effectual releases and receipts for the same. (e) That you are irrevocable authorised

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(subject to the Act) to apply any moneys you receive at any time for my credit from any source or which you owe me in or towards satisfaction of any sum then payable by me to you and subject to such application you shall hold such moneys as security for any sum which I will or may owe you hereunder. You shall apply any money held by you as security but which were paid to you (i) in respect of damage to the Goods other than as referred to in Clause 3(b); (ii) as instalments of hire (whether or not paid in advance); or (iii) for some specified purpose - which you do not apply or have not applied in satisfaction of some other sum payable by me to you in or towards repair of the Goods, instalments of hire as they accrue and such specified purpose respectively. No money which you hold as security under this sub-clause shall relieve me of my obligation to pay any such payable to you except to the extent that the previous sentence applies and moneys are available thereunder. (f) Not to do or permit anything which may prejudice any insurance hereunder. (g) To disclose the whereabouts of the Goods and produce the same for inspection or test on request.
(h) Not without your written consent to part with personal possession or control of the Goods or alter them or any identifying number or mark nor to remove them out of Western Australia; (i) To notify you immediately in writing of any change of my address or damage to or destruction of the goods or if I lose personal possession or control of them. (j) To comply with my legal obligations relating to the Goods, their possession or use. (k) That any accessories, replacement or other goods now or hereafter supplied with or for or attached to the Goods shall become a part thereof. (l) That it is my obligation to obtain delivery of the Goods. (m) To pay to you on demand any moneys you see fit to pay to make good any default by me hereunder. (n) No cheque promissory note or other remittance received by you shall be regarded as payment until cleared in your favour and until then despite negotiation shall be collateral and shall not prejudice your rights or powers. (o) Time shall be of the essence of all of any obligations hereunder. (p) To ensure that the Goods are used serviced and kept with a standard of care such that no person or property will be injured or damaged (whether or not you are in breach of any obligation to me. (q) To indemnify you against any stamp duty payable in respect of this agreement to the extent of the amount shown in the Schedule.

4. I further agree: (a) Not save in accordance with Section 9 of the Act to sell, dispose of or encumber the Goods or any interest therein or purport or agree to do so. (b) To make all payments free of exchange and duties; that payments are at my risk until received at an address then approved by you. (c) To pay interest at the simple rate of eight per centum per annum on the daily balance of any moneys payable hereunder which are from time to time overdue. (d) To pay the reasonable costs incurred by you of and incidental to repossession or attempted repossession of the Goods or the service of any lawful notice for demand or possession of them. (e) That you shall not be responsible for any property left or alleged by me to have been left in repossessed or returned Goods and any

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such property unless collected by me within one month of your handling or posting to me at my address last known to you of your intention to sell may be sold by you after such period of one month and the net proceeds credited to my account. (f) That you may enter any premises where you believe the goods are located or which are occupied by me to inspect and/or test the Goods or serve any notice or demand in relation to them. (g) Upon your becoming entitled to immediate possession of the goods under Clause 6 to deliver up the same to you at your head office in Western Australia forthwith upon service upon me of any notice or demand by you for possession of the same. (h) Your rights hereunder may only be waived in writing and no such written waiver shall affect your rights in respect of any recurring or continuing breach.

5. I may at any time terminate the hiring by returning the Goods in accordance with Section 12 of the Act.

6. If (a) I have been or am hereafter taken into custody (whether convicted or not); (b) I make default in any payment or am in breach of any other provisions hereunder; (c) Any cheque given by me as or part of the deposit is dishonoured or any goods traded in by me to the Dealer are found not to be my absolute unencumbered property (except for any amount owing thereon under a security or hire-purchase agreement as disclosed in the Schedule or in the Loan Application in respect of this offer); (d) Execution or distress is levied against me or my goods; (e) The Goods consist of or include a motor vehicle and my license to drive the same is suspended, withdrawn or cancelled; (f) The hirer being a corporation a petition or resolution for winding up is presented or proposed or a receiver of any of its property is appointed or (g) if I have made any false or misleading statement in or relating to this offer - Then and in any such event and subject to the provisions of Section 13 of the Act you shall be entitled to proceed to obtain possession of the Goods and make retake possession thereof and upon such repossession the hiring shall terminate (subject to any rights the Act confers upon me to resume the hiring) and unless I so resume the hiring you may recover from me as liquidated damages the amount by which the moneys paid by me or on my behalf by way of deposit and rent instalments together with the value of the Goods at the time of possession ascertained by
Section 15(2)(b) of the Act is less than the net amount payable as defined by
Section 15(2)(a) of the Act.

7. A certificate signed by your Manager or a person exercising his functions stating the amount owing by me hereunder as at any date or dates set out in such certificate or as to any other act, matter or thing arising hereunder as at any date or dates set out in such certificate shall in all Courts and at all times be prima facie evidence of such facts.

8. If the goods are secondhand, and it is so stated in the Schedule, all conditions and warranties as to quality and all

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conditions and warranties as to fitness and suitability are to the maximum extent that the law allows expressly negatived. So far as the law permits all other conditions and warranties which might be implied are also negatived and excluded. Nothing contained in this instrument shall be construed as an express condition or warranty on your part.

9. In the event that any agreement arising out of this offer constitutes a supply of goods to a consumer as defined in the Trade Practices Act 1974 or the Fair Trading Act 1987, nothing contained herein excludes, restricts or modifies any condition, warranty, right or remedy which pursuant to the Trade Practices Act of 1974 applies to this agreement or is conferred on the Hirer provided that to the extent that either Act permits the Owner to limit its liability for a breach of a condition or warranty so implied then the Owner's liability for such breach, including any consequential loss which the Hirer may sustain or incur, shall be limited to any one or more of the following at the option of the Owner:
(a) replacement of such goods or the supply of equivalent goods or payment of the costs of replacing such goods or acquiring equivalent goods; (b) the repair of such goods or payment of the costs of having such goods repaired.

10. I acknowledge that: (a) the Dealer through whom this offer is submitted is not your agent for any purpose and (b) this offer embodies all the terms and conditions of any Hire-Purchase Agreement between us in respect of the Goods hereby hired.

11. I may exercise an option to become the owner of the Goods by paying the total rent and fulfilling my other obligations hereunder or by compliance with
Section 11 of the Act. Until then I shall only be a bailee and have no property in the Goods.

12. Your rights may be exercised by your nominees and assigns; if there is more than one hirer they shall be bound jointly and severally; the Act means the Hire-Purchase Act, 1959. I authorise you to disclose to nay person who may enquire my credit information about me.

13. Any agreement arising herefrom shall be governed by the law of the State of Western Australia (to the extent, if any, affected by the Trade Practices Act, 1974) and any provisions herein contained prohibited by or void under such law (as so affected) shall be ineffective to the extent of such prohibition or as so void without invalidating the remaining provisions hereof, and this agreement shall be construed so that it shall operate in all respects to the maximum extent it validly can do so.

14. I understand you will account to the insurer for any amount included in the Total Amount Payable for Insurance; you are entitled to receive the proceeds of any such insurance and I appoint you my attorney to recover and/or compromise in my/our

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names any claim under such policy and to give effectual releases and receipts for payments. You do not warrant that any proposal by me for such insurance will be accepted.

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